EXCLUSIVE AGREEMENT
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BETWEEN:    NEBO Products, Inc, of 12382 Gateway Parkplace #300, Draper, UT and
            XXXXXXXXXXXXXXXXXX, XXXXXXXXXXXXXXXX,* Taichung, Taiway, R.O.C.
SUBJECT:    RH-3 Reversible ratcheting screwdriver (a.k.a. NEBO 13-in-1)
DATE:       April 16th, 2001
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XXXXXXXXXXXXXXXXXXXXXXXXXXX and XXXXXXXXXXXXXXXXXXXX, the agent and factory, which produce and distribute the RH-3 reversible ratcheting screwdriver agree that they will assign the exclusive rights to distribute the RH-3 (13-in-1 screwdriver) in the United States only to NEBO Products and through our associate, PMMI in Canada.

This agreement will take effect from April 1st, 2001, and will expire on March 31st, 2002. The agreement can be renewed annually on the expiration date upon mutual agreement of all parties, subject to NEBO Products informing XXXXXXXXXXXXXXXXXXXXXXXX and XXXXXXXXXXXXXXXXXXXXXXX of their intention to do so three months prior to the expiration date.

NEBO Products agrees to purchase 26,640 dozen pieces during this period and to pay XXXXXXXXXXXXXXXXXXXXX by T/T 45 days after the on-board date of each shipment. NEBO further agrees to provide XXXXXXXXXXXXXXX with two to three month's notice in advance of its orders.

XXXXXXXXXXXXXXXXXXXXXXXXXXX and XXXXXXXXXXXXXXXXXXXXXXX agree that they, staff members or their agents will not sell/offer the RH-3 to any agent or company in or out of Taiwan which deals directly or indirectly with any US manufacturer, distributor, wholesaler, retailer or importer other than NEBO Products. Any request for this product by any agent or U.S. company will be referred directly to NEBO Products.

XXXXXXXXXXXXXXXXXXXXXXX will retain the rights if NEBO Products does not accomplish the mutually established quota of 26,640 dozen pieces during this period. However, any products manufactured by XXXXXXXXXXXXXXX that are too similar in style to the RH-3 and RH-4 in options/designs or parts thereof, which are offered to competitors here in the United States, may result in NEBO Products inability to carry out the full quota of the 26,640 dozen pieces. In such an instance NEBO Products would still retain the exclusive rights to the RH-3 but the quota of 26,640 dozen would be reassessed in agreement between XXXXXXXXXXXXX and NEBO Products


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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX             Date

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX             Date


   /s/ Scott Holmes                                   April [illegible], 2001
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Scott Holmes- CEO NEBO Products, Inc.        Date





* Confidential treatment of redacted material sought on May 15, 2001, pursuant to SEC Staff Legal Bulletin No. 1. The information has been filed separately with the SEC pursuant to the confidential treatment request.